                                                              [Amendment No. 8]

                              January 16, 1997

Brown Brothers Harriman & Co.
59 Wall Street
New York, NY 10005
Attn: Jeffrey C. Lockwood

Coutts & Co.
440 Strand
London WC2R 0QS
Attn: A.D. Hills

NBD Bank
611 Woodward Avenue
Detroit, Michigan 48226
Attn: Thomas A. Levasseur

SunTrust Bank, Atlanta
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn: John A. Fields, Jr.

Comerica Bank - Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas 75247
Attn: David B. Terry

     Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited ("VLE"), Theatre Projects Lighting Services Limited ("THEATRE PROJECTS") and Brilliant Stages Limited ("BRILLIANT STAGES") (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "BORROWER" and collectively as "BORROWERS"), Vari-Lite International, Inc. ("VLH"), Vari-Lite Europe Holdings Limited ("VLEH"), Brown Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"), NBD Bank, N.A. (the name of which is now NBD Bank, a Michigan banking corporation)("NBD"), Trust Company Bank (the name of which is now SunTrust Bank, Atlanta) ("TRUST CO.") and Comerica Bank-Texas ("COMERICA") (BBH, Coutts, NBD, Trust Co. and Comerica are hereinafter individually referred to as "LENDER" and collectively referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by
          (a) that certain letter agreement dated July 1, 1994, marked "[Amendment No. 1]", among the Borrowers, VLH and VLEH, as guarantors, the Lenders and the Agent, (b) that certain letter agreement dated September 30, 1994 marked "[Amendment No. 2]" among the Borrowers, VLH, VLEH, Ignition! Creative Group, Inc. ("ICG") and Irideon, Inc. ("IRIDEON") (VLH, VLEH, ICG and Irideon are sometimes referred to herein collectively as "GUARANTORS"), the Lenders and the Agent, (c) that certain letter agreement dated February 22, 1995 marked "[Amendment No. 3]" among the Borrowers, the Guarantors, the Lenders and the Agent, (d) that certain letter agreement dated November 22, 1995 marked "[Amendment No. 4]" among the Borrowers, the Guarantors, the Lenders and the Agent, (e) that certain letter agreement dated

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January 16, 1997
Page 2

          December 18, 1995 marked "[Amendment No. 5]" among the Borrowers, the Guarantors, the Lenders and the Agent, (f) that certain letter agreement dated May 20, 1996 marked "[Amendment No. 6]" among the Borrowers, the Guarantors, the Lenders and the Agent, and (g) that certain letter agreement dated July 31, 1996 marked
          "[Amendment No. 7]" among the Borrowers (including the addition thereto of Irideon Limited, a newly formed subsidiary of VLEH as a Borrower), the Guarantors, the Lenders and the Agent (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement.

Gentlemen:

As you are aware, the Borrowers and Guarantors have requested the modification of the restrictions on Investments contained in Section 11.6 of the Credit Agreement in order to permit VLH to make certain Investments in and/or loans of Permitted Intercompany Debt to Vari-Lite Hong Kong and Vari-Lite Spain.

The Borrowers and the Guarantors have requested that the Agent and Lenders execute this letter agreement (hereinafter, "AMENDMENT NO. 8") in the space indicated below to evidence their agreement to the modifications and amendments contained herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Lenders and the Agent agree to the following:

     1.   AMENDMENTS TO DEFINITIONS.

          a. The definitions contained in Exhibit "A" to the Credit Agreement shall be supplemented effective the date hereof with the following definitions:

               "VARI-LITE HONG KONG" means Vari-Lite Hong Kong Limited, a corporation organized under the laws of Hong Kong, and an indirect wholly-owned Subsidiary of VLH.

               "VARI-LITE SPAIN" means Vari-Lite Spain, SL., a corporation organized under the laws of Spain, and a wholly-owned Subsidiary of VLEH.

     2.   AMENDMENT TO FURTHER ASSURANCES COVENANT.  Section 9.7 of the
Credit Agreement shall be, and is hereby amended effective the date hereof, by adding thereto the following sentence as the last sentence of such section:

          "VLH covenants and agrees that, in the event that (a) the Investments and/or Permitted Intercompany Debt of the Vari-Lite Corporate Group in either Vari-Lite Hong Kong or Vari-Lite Spain, as the case may be, exceeds $1,000,000, or (b) the Assets minus Liabilities of Vari-Lite Hong Kong or Vari-Lite Spain, as the case may be, at any time exceed $2,000,000, then, in any such case, VLH shall cause such Subsidiary to become a party to the Agreement, and VLH shall deliver, or cause such Subsidiary to deliver, such Security Documents and other loan documents with respect to such Subsidiary as the Agent may reasonably require."

     3.   AMENDMENT TO RESTRICTIONS ON INVESTMENTS, LOANS, AND ADVANCES.
Section 11.6 of the Credit Agreement shall be, and is hereby amended effective the date hereof, to read in full as follows:

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January 16, 1997
Page 3

          11.6. INVESTMENTS, LOANS, AND ADVANCES.

               No Borrower or Guarantor will, nor will it permit any Subsidiary to, make any Investment, except that:

               (a)  the U.S. Companies and VLA may loan Permitted
Intercompany Secured Debt to the Sterling Borrowers in an amount not to exceed, in the aggregate, the Dollar Equivalent of $2,000,000.00 at any one time outstanding;

               (b) any of the U.S. Companies may loan Permitted Intercompany Debt to each other;

               (c) VLEH and any of the Sterling Borrowers may loan Permitted Intercompany Debt to each other;

               (d) VLH may make an Investment in VLEH on or about the Closing Date in the approximate amount of $1,200,000;

               (e)  VLH may make Investments in VLI, Showco, Irideon, SCSI or
CPL;

               (f) The Vari-Lite Corporate Group may make a combination of Investments or loans of Permitted Intercompany Debt, not to exceed $1,000,000 in the aggregate outstanding at any time, in Vari-Lite Hong Kong;

               (g) The Vari-Lite Corporate Group may make a combination of Investments or loans of Permitted Intercompany Debt, not to exceed $1,000,000 in the aggregate outstanding at any time, in Vari-Lite Spain;

               (h)  VLEH may make Investments in the Sterling Borrowers;

               (i) VLA, the Sterling Borrowers and VLEH may make Investments in, and loan Permitted Intercompany Debt to, the U.S. Companies; and

               (j) each Borrower, Guarantor and Subsidiary may own, purchase, or acquire Cash Equivalents.

     3. REPRESENTATIONS AND WARRANTIES. In order to induce each Lender to enter into this Amendment No. 8, each Borrower and each Guarantor hereby represents and warrants to each Lender as follows:

          a. The representations and warranties of the Borrowers and VLH contained in Article 8 of the Credit Agreement (except for those Sections or parts thereof which, by their terms, relate to a specified date) are true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

          b. No event has occurred and is continuing, or would result from the execution of this Amendment No. 8 (and after giving effect to the provisions hereof), which, absent this Amendment, constitutes a Default or Event of Default.

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January 16, 1997
Page 4

          c. No material adverse change has occurred with respect to the financial condition, business, properties or operations of the Vari-Lite Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to the Agent pursuant to Section 9.2 of the Credit Agreement.

          d. Each of the Borrowers and Guarantors executing this Amendment No. 8 is duly authorized and empowered to execute this Amendment No. 8, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

     4. REAFFIRMATION OF SECURITY DOCUMENTS AND GUARANTEES. Each Borrower and each Guarantor, after giving effect to the amendments set forth herein, hereby (a) reaffirms each Guaranty and each Security Document previously executed and delivered by such Borrower or Guarantor (as applicable), (b) acknowledges and agrees that, to the extent the Guaranties and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) guarantee, or secure payment of amounts outstanding under the Multicurrency Revolver Commitment or the VLI Term Loan, such Guarantees and Security Documents continue to secure payment of and guaranty (as applicable) amounts outstanding under the Multicurrency Revolver Commitment and VLI Term Loan as redefined herein, and (c) reaffirms and acknowledges that the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) continue to evidence the valid, binding and enforceable obligation of such Borrower or Guarantor (as applicable), subject only to applicable Debtor Laws.

     5. REAFFIRMATION OF CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment No. 8, is ratified and confirmed and all of the rights and powers created hereby or thereunder shall be and remain in full force and effect. From and after the date hereof, all references in the Credit Agreement to the Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment No. 8, and all prior Amendments.

     6. NO UNINTENDED WAIVERS. The execution, delivery and effectiveness of this Amendment No. 8 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

     7. EXPENSES OF AGENT. The Borrowers and the Guarantors agree to pay all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel, subject to a fee cap (exclusive of disbursements or expenses) of US$1,250 for Haynes and Boone, L.L.P.) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 8, Waiver Letter No. 5 and all other Loan Documents executed in connection herewith. Such fees and expenses shall be payable on the effective date of this Amendment No. 8.

     8. GOVERNING LAW. THIS AMENDMENT NO. 8 SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

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January 16, 1997
Page 5

     9. COUNTERPARTS. This Amendment No. 8 shall become effective as of the date first written above when a counterpart of this Amendment No. 8 has been executed by all parties listed on the signature pages hereto. It is not necessary that all signatures appear on the same counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

     10. COMPLETE AGREEMENT. THIS AMENDMENT NO. 8, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Amendment No. 8 has been executed by the duly authorized officers of the Borrowers and the Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 8 in the space indicated below.

                 Remainder of Page Intentionally Left Blank.
                          Signature Page(s) Follow.


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                              Very truly yours,

                              BORROWERS:


                              VARI-LITE, INC.

                              By:  /s/ H. R. Brutsche III
                                   -----------------------------------
                                   H.R. Brutsche III
                                   President


                              SHOWCO, INC.

                              By:  /s/ Michael P. Herman
                                   -----------------------------------
                                   Michael P. Herman
                                   Vice President - Finance


                              VARI-LITE ASIA, INC.

                              By:  /s/ H. R. Brutsche III
                                   -----------------------------------
                                   H.R. Brutsche III
                                   Chairman of the Board and
                                   Representative Director


                              VARI-LITE EUROPE LIMITED
                              THEATRE PROJECTS LIGHTING SERVICES
                              LIMITED
                              BRILLIANT STAGES LIMITED
                              IRIDEON LIMITED

                              By:  /s/ H. R. Brutsche III
                                   -----------------------------------
                                   H.R. Brutsche III
                                   Director


                              GUARANTORS:

                              VARI-LITE INTERNATIONAL, INC.
                              IRIDEON, INC.
                              CONCERT PRODUCTION LIGHTING, INC.

                              By:  /s/ H. R. Brutsche III
                                   -----------------------------------
                                   H.R. Brutsche III
                                   President

                                      Amendment No. 8 Signature Page
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                              VARI-LITE EUROPE HOLDINGS LIMITED

                              By:  /s/ H. R. Brutsche III
                                   -----------------------------------
                                   H.R. Brutsche III
                                   Director

                              IGNITION! CREATIVE GROUP, INC.

                              By:  /s/ Michael P. Herman
                                   -----------------------------------
                                   Michael P. Herman
                                   Vice President - Finance

                                      Amendment No. 8 Signature Page
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ACKNOWLEDGED AND AGREED
as of the 16 day of January, 1997

AGENT:

PER PRO   BROWN BROTHERS HARRIMAN & CO.


     By:  /s/ W. Carter Sullivan
          ------------------------------
          W. Carter Sullivan
          Senior Manager

LENDERS:

PER PRO   BROWN BROTHERS HARRIMAN & CO.


     By:  /s/ W. Carter Sullivan
          ------------------------------
          W. Carter Sullivan
          Senior Manager

     COUTTS & CO.


     By:  /s/ A. D. Hills
          ------------------------------
          Name:     A. D. Hills
                    -------------------------
          Title:    Vice President
                    -------------------------

     NBD BANK


     By:  /s/ Thomas A. Levasseur
          ------------------------------
          Name:     Thomas A. Levasseur
                    -------------------------
          Title:    Vice President
                    -------------------------

     SUNTRUST BANK, ATLANTA
     (formerly known as Trust Company Bank)


     By:  /s/ John A. Fields, Jr.
          -----------------------------------
          Name:     John A. Fields, Jr.
                    -------------------------
          Title:    Vice President
                    -------------------------


     By:  /s/ Trisha E. Hardy
          -----------------------------------
          Name:     Trisha E. Hardy
                    -------------------------
          Title:    Corporate Banking Officer
                    -------------------------

                                      Amendment No. 8 Signature Page
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     COMERICA BANK-TEXAS


     By:  /s/ David Terry
          -----------------------------------
          Name:     David Terry
                    -------------------------
          Title:    Assistant Vice President
                    -------------------------

                                      Amendment No. 8 Signature Page